Exhibit 32


                                  CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Aries Ventures Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, another document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                    /s/ ROBERT N. WEINGARTEN
Date:  January 10, 2005        By:  ________________________
                                    Robert N.
                                    Weingarten
                                    President and Chief
                                    Financial Officer